Filed under Rule 497(k)
Registration No. 002-83631

VALIC Company I

Health Sciences Fund

(the “Fund”)

Supplement dated February 24, 2016, to the Fund’s

Summary Prospectus dated October 1, 2015, as amended

In the section entitled “Fund Summary: Health Sciences Fund – Investment Adviser,” the portfolio manager disclosure with respect to T. Rowe Price Associates, Inc. is supplemented as follows:

Effective April 1, 2016, Ziad Bakri will join Taymour R. Tamaddon as the Fund’s co-portfolio manager and co-chairman of the Fund’s investment advisory committee. Mr. Bakri jointed T. Rowe Price in 2011. Effective July 1, 2016, Mr. Tamaddon will step down as portfolio manager, and Mr. Bakri will become the Fund’s sole portfolio manager and chairman of the Fund’s investment advisory committee.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.